UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2015

mCig, Inc.

(Exact name of registrant as specified in charter)

Nevada	333-175941	27-4439285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 North Camden Drive, 6th Floor, Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

310-402-6937

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “Company,” “our company,” “us,” “mCig,”, “we” and “our” refer to mCig, Inc. unless the context requires otherwise

Item 8.01 Other Events.

On February 3, 2015, the Company executed a Product Distribution Agreement with Café Serendipity Holdings, Inc. (f/k/a Force Fuels, Inc.) (“Café”). On February 3, 2015, the Company executed an Agreement for the Exchange of Securities with Café.

On July 14, 2015, the Company and Café determined it was in both parties’ interest to terminate the Product Distribution Agreement and the Agreement for the Exchange of Securities.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCIG, INC.

By: /s/ Paul Rosenberg Paul Rosenberg Chief Executive Officer
Dated: July 20, 2015

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